Exhibit 10.9

AMENDED AND RESTATED INDEMNIFICATION PRIORITY AND INFORMATION SHARING AGREEMENT

This AMENDED AND RESTATED INDEMNIFICATION PRIORITY AND INFORMATION SHARING AGREEMENT (this “Agreement”), dated as of February 6, 2026, is by and among HCA Healthcare, Inc., a Delaware corporation (the “Company”), on the one hand, and Hercules Holding II, a Delaware general partnership (“Hercules”), and Frisco Holding II, a Delaware general partnership (“Frisco,” and together with Hercules, the “Applicable Parties”), on the other hand.

WHEREAS, one or more of the Applicable Parties’ respective directors, members, managers, partners, affiliates and controlling persons may serve as directors, officers or consultants of the Company as an appointee or designee of the Applicable Parties (any such person or persons, the “Designated Directors”);

WHEREAS, the Designated Directors may have entered into indemnification agreements with the Company providing for indemnification and advancement of expenses for the Designated Directors in connection with their service as a director of the Company and the Designated Directors may, in their capacities as directors of the Company, be indemnified and/or entitled to advancement of expenses under the Company’s certificate or articles of incorporation, by-laws, limited liability company operating agreement, limited partnership agreement or other organizational documents (in each case, a “Company Director Indemnity”);

WHEREAS, each of the Applicable Parties is governed by a partnership agreement (collectively, the “Applicable Party Indemnification Agreements”) that does or may from time to time provide for, among other things, indemnification of and advancement of expenses for the Designated Directors designated by an Applicable Party for, among other things, the same matters that are subject to indemnification and advancement of expenses under the Company Director Indemnity; and

WHEREAS, the Company and the Applicable Parties wish to clarify certain matters regarding the indemnification and advancement of expenses provided under the Company Director Indemnity as it relates to the indemnification and advancement of expenses provided for under the Applicable Party Indemnification Agreements.

NOW, THEREFORE, in consideration of the foregoing recitals and the premises hereinafter set forth, the Company and the Applicable Parties hereby agree as follows:

1.
The Company hereby acknowledges and agrees that the obligation of the Company under the Company Director Indemnity to indemnify or advance expenses to any Designated Director for the matters covered thereby shall be the primary source of indemnification and advancement of such Designated Director in connection therewith, and any indemnification or advancement obligation on the part of any Applicable Party (in such capacity, each an “Applicable Party Indemnitor”) under any Applicable Party Indemnification Agreement to indemnify or advance expenses to such Designated Director shall be secondary to the Company’s obligation and shall be reduced by any amount that the Designated Director may collect as indemnification or advancement from the Company. In the event that the Company fails to indemnify or advance expenses to a Designated Director as required or contemplated by any Company Director Indemnity (such amounts, the “Unpaid Director Indemnity Amounts”) and any Applicable Party makes any payment to such Designated Director in respect of indemnification or advancement of expenses under any Applicable Party Indemnification Agreement on account of such Unpaid Director Indemnity Amounts, such Applicable Party shall be subrogated to the rights of such Designated Director under any Company Director Indemnity in respect of such Unpaid Director Indemnity Amounts. For the avoidance of doubt, the Exchange Agreement, dated as of the date hereof, by and between Frisco and the Company, is not an Applicable Party Indemnification Agreement.
2.
The Company hereby agrees that it will not amend any Company Director Indemnity as in effect on the date hereof to alter the rights of any Designated Director in any manner that would alter any Designated Director’s rights with respect to conduct pre-dating the date of any such amendment without the consent of each of the Applicable Parties, with the consent of Frisco deemed to be the consent of each of the Applicable Parties.
3.
(a) The Company hereby consents to (i) the Designated Directors sharing any information such Designated Directors receive in their capacity as directors of the Company and (ii) representatives of the Applicable Parties sharing any information sent to such representatives by or on behalf of the Company, in either case, with officers, directors, members, employees and authorized representatives of such Applicable Party and its affiliates (other than portfolio companies) who have a bona fide need to receive such information (such persons, collectively, the “Recipients”) provided that (A) such Recipients are bound by confidentiality obligations with respect to such information and (B) such Applicable Party or affiliate, as applicable (1) maintains written internal procedures with respect to the use and safekeeping of such information, (2) will comply (and will cause the Recipients to comply) with all United States and other applicable securities laws and regulations that regulate the trading of securities and derivatives by a person while in possession of material non-public information with respect to any material non-public information relating the Company and with the Company’s Insider Trading Policy and (3) will cause all Recipients to be informed of the confidential nature of such information and their obligations to maintain the confidentiality of such information. The Applicable Parties agree that they will ensure that the Designated Directors and any such Recipient comply with the applicable requirements of this Section 3 and will be responsible for the failure of any of such persons to so comply.

(b) Notwithstanding the foregoing, the Company may withhold from the Applicable Parties and the Recipients (and if instructed by the Company, the Designated Directors shall not disclose to the Applicable Parties or the Recipients) any information to the extent reasonably necessary to (i) preserve attorney-client privilege, attorney work product protection or other legal privilege, (ii) protect highly sensitive proprietary information or trade secrets, or (iii) comply with applicable law or contractual obligations to third parties.

4.
Except as otherwise provided herein, this Agreement may be amended or modified only by a writing executed by each of the parties hereto.

5.
The provisions of this Agreement shall inure to the benefit and be binding upon the parties hereto, and the provisions of Section 2 shall inure to the benefit of the Designated Directors, each of whom is intended to be a third-party beneficiary hereof.
6.
This Agreement shall be governed by and construed in accordance with the laws of the state of incorporation of the Company regardless of the law that might be applied under principles of conflict of laws to the extent such principles would require or permit the application of the laws of another jurisdiction. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the state of incorporation of the Company, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. Each party irrevocably waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.
7.
Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
8.
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A signature of a party transmitted by facsimile or other electronic means shall constitute an original for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

HCA HEALTHCARE, INC.

By: /s/ John M. Franck II
Name: John M. Franck II
Title: Vice President – Legal and Corporate

Secretary

[Signature Page to the Amended and Restated Indemnification Priority and Information Sharing Agreement]

HERCULES HOLDING II

By: /s/ J. William B. Morrow
Name: J. William B. Morrow
Title: President

[Signature Page to the Amended and Restated Indemnification Priority and Information Sharing Agreement]

FRISCO HOLDING II

By: /s/ J. William B. Morrow
Name: J. William B. Morrow
Title: President

[Signature Page to the Amended and Restated Indemnification Priority and Information Sharing Agreement]